UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2010
Cardiovascular Systems, Inc.
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-52082 (Commission File Number)	41-1698056 (IRS Employer Identification No.)
651 Campus Drive
St. Paul, Minnesota 55112-3495
(Address of Principal Executive Offices and Zip Code)
(651) 259-1600
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On October 29, 2010, Cardiovascular Systems, Inc. (“CSI”) entered into a Settlement Agreement (the “Settlement Agreement”) with ev3, Inc., ev3 Endovascular, Inc., Fox Hollow Technologies, Inc., Tyco Healthcare Group LP d/b/a Covidien (collectively, “ev3”) with respect to the lawsuit pending in Ramsey County District Court entitled ev3 et al. v. Cardiovascular Systems, Inc., et al., District Court File No. 62 CV-07-5977 (the “Lawsuit”). The Settlement Agreement provides that CSI will deliver to ev3 the sum of $1,000,000, as follows: (a) $750,000 in cash upon closing of the settlement, which occurred on October 29, 2010 (the “Closing”), and (b) $250,000 in the form of a promissory note that was issued upon the Closing, bearing interest at 3.5% per annum with interest and principal payable on January 1, 2014. CSI may prepay the note at any time without prepayment penalty. CSI will receive insurance proceeds of $500,000 related to the settlement. Under the Settlement Agreement, the parties agreed to mutual releases of all claims and disputes against one another with no admission of liability. The parties have filed with Ramsey County District Court a stipulation of dismissal of the Lawsuit with prejudice and on the merits, and without an award of attorneys’ fees, costs or disbursements to any party.
The foregoing description of the material terms of the Settlement Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the Settlement Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010.

Item 2.02	Results of Operations and Financial Condition.
On November 3, 2010, Cardiovascular Systems, Inc. issued a press release regarding the Company’s financial results for its first fiscal quarter ended September 30, 2010. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 8.01	Other Events.
On November 2, 2010, CSI issued a press release announcing that CSI had entered into the Settlement Agreement described in Item 1.01 above. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 3, 2010.
99.2	Press Release dated November 2, 2010.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 3, 2010

CARDIOVASCULAR SYSTEMS, INC.
By:	/s/ Laurence L. Betterley
Laurence L. Betterley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 3, 2010.
99.2	Press Release dated November 2, 2010.